PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Exhibit 10.11

EXECUTION COPY

COLLABORATION AGREEMENT

BY AND BETWEEN

MASCOMA CORPORATION

AND

J.M. LONGYEAR, L.L.C.

AND

FRONTIER RENEWABLE RESOURCES, LLC

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

COLLABORATION AGREEMENT

This Collaboration Agreement is made this 15th day of December, 2008 (the “Effective Date”) by and among MASCOMA CORPORATION, a Delaware corporation (“Mascoma”), J.M. LONGYEAR, L.L.C., a Michigan limited liability company (“Longyear”), and Frontier Renewable Resources, LLC, a Delaware limited liability company (the “Company” or “Frontier”). Each of Mascoma and Longyear are sometimes referred to herein as a “Member” or collectively as the “Members”. The Members and the Company shall be referred to separately as a “Party”, and collectively, the “Parties”. Capitalized terms used by not defined herein shall have the meanings ascribed to such terms in the Operating Agreement (as defined below).

RECITALS

WHEREAS, Longyear is engaged in the business of mining and land management, with particular expertise in fiber supply chain logistics and the development and financing of industrial scale projects (the “Longyear Business”); and

WHEREAS, Mascoma owns and is developing proprietary microorganisms and manufacturing processes for the advanced, low carbon production of ethanol and other products from cellulosic biomass (the “Mascoma Business”) and is the owner of confidential data, know-how, patents and other intellectual property rights relating to the Mascoma Business; and

WHEREAS, Longyear and Mascoma desire to collaborate in the development and operation of an integrated facility within the State of Michigan that includes a commercial scale cellulosic ethanol production facility, and may include a lumber milling facility and a biomass power facility (the “Project”) at a site to be located in the Upper Peninsula of the State of Michigan (the “Site”); and

WHEREAS, Longyear and Mascoma have formed Frontier, which entity will own the Site and operate the Project utilizing, among other things (i) services provided by Longyear and Mascoma and (ii) certain intellectual property of Mascoma.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants contained herein, Longyear, Mascoma, and Frontier, intending to be legally bound, hereby agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following terms, whether used in the singular or plural, shall have the meanings set forth below:

1.1 “Affiliate” of a Party means any Person which Controls, is Controlled by, or is under common Control with, such Party. For the purposes of this definition, “Control” refers to any of the following: (i) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through ownership of voting securities, by contract or otherwise;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(ii) direct or indirect ownership of fifty percent (50%) or more of the voting securities entitled to vote for the election of directors in the case of a corporation, or of fifty percent (50%) or more of the equity interest in the case of any other type of legal entity (it being understood that the direct or indirect ownership of a lesser percentage shall not necessarily preclude the essence of control); (iii) status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity.

1.2 “Agreement” means this Collaboration Agreement including any and all exhibits, schedules, appendices and other addenda to it as may be added and/or amended from time to time in accordance with the provisions of the Agreement.

1.3 “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized by Law to remain closed.

1.4 “Governmental Authority” means any court, tribunal, arbitrator, agency, legislative body, commission, official or other instrumentality of any federal, state, provincial, county, city or other political subdivision, in each case having jurisdiction over the Parties, Frontier, the Project and/or the Site.

1.5 “Know-How” means any and all information and materials, whether proprietary or not and whether patentable or not, including ideas, concepts, formulas, methods, procedures, designs, compositions, plans, documents, data, inventions, discoveries, works of authorship relating to the Project, the Site and/or the Mascoma Business.

1.6 “Law” or “Laws” means all laws, statutes, rules, codes, regulations, orders, decrees, judgments and/or ordinances of any Governmental Authority.

1.7 “Losses” means any and all damages (including all incidental, consequential, statutory and treble damages), awards, deficiencies, settlement amounts, defaults, assessments, fines, dues, penalties, costs, fees, liabilities, obligations, taxes, liens, losses, lost profits and expenses (including court costs, interest and reasonable fees of attorneys, accountants and other experts) incurred by or awarded to Third Parties and required to be paid to Third Parties with respect to a Claim (as defined below) by reason of any judgment, order, decree, stipulation or injunction, or any settlement entered into in accordance with the provisions of this Agreement, together with all documented out-of-pocket costs and expenses incurred in complying with any judgments, orders, decrees, stipulations and injunctions that arise from or relate to a Claim of a Third Party.

1.8 “Mascoma Intellectual Property” means Mascoma Know-How and Mascoma Patent Rights, collectively.

1.9 “Mascoma Know-How” means any Know-How relating to the Mascoma Business, the Project, the Site or is otherwise controlled by, or owned by, or licensed to, Mascoma, as of the Effective Date or at any time during the Term.

1.10 “Mascoma Patent Rights” means Patent Rights, owned or controlled by Mascoma as of the Effective Date or at any time during the Term.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

1.11 “Patent Rights” means (a) all national, regional and international patents and patent applications, including provisional patent applications; (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from any of these, including divisional, continuations, continuations-in-part, provisionals, converted provisionals, and continued prosecution applications; (c) any and all patents that have issued or in the future issue from the foregoing patent applications (a) and (b), including author certificates, inventor certificates, utility models, petty patents and design patents and certificates of invention; (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications (a), (b) and (c); and (e) any similar rights, including pipeline protection (where the subject matter previously disclosed was not previously patentable in a particular jurisdiction but subsequently becomes patentable subject matter in such jurisdiction), or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent applications and patents.

1.12 “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government, or any agency or political subdivisions thereof.

1.13 “Project Construction Phase” means the phase of the Project described on Schedule 1.13.

1.14 “Project Development Phase” means the phase of the Project described on Schedule 1.14.

1.15 “Project Financing Phase” means the phase of the Project described on Schedule 1.15.

1.16 “Project Formation Phase” means the phase of the Project described on Schedule 1.16.

1.17 “Regulatory Approval” means any approval, including price approval, registration, license or authorization from any Governmental Authority required for the acquisition, development, operation or commercialization of the Project and/or the Site.

1.18 “Regulatory Authority” means any federal, state, county, city, provincial, national, or local regulatory agency, department, bureau or other governmental entity with authority or jurisdiction over the acquisition, development, operation or commercialization of the Project and/or the Site.

1.19 “Third Party” means any Person other than a Party or any of its Affiliates or their respective employees.

1.20 “Transaction Documents” means any and all of the agreements described on Schedule 1.20.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

ARTICLE 2

THE COLLABORATION

2.1 Organization of the Company. The Company was formed as a limited liability company under the laws of the State of Delaware pursuant to the filing of the Certificate of Formation with the Secretary of the State of Delaware on December 2, 2008. As of the Effective Date, the Members shall become parties to the Limited Liability Company Operating Agreement of the Company (the “LLC Agreement”) in the form attached hereto as Exhibit 1.

2.2 Purpose of the Company. Each of the Parties hereby acknowledges and agrees that the purpose for which the Company has been formed and will be operated pursuant to the LLC Agreement shall be:

(a) to develop and operate an integrated facility within the State of Michigan that includes a commercial scale cellulosic fuel production facility, that may also include a lumber milling facility and a biomass power facility; and

(b) to enter into agreements and perform its obligations under the Transaction Documents and/or with the Members and/or their respective Affiliates for the purpose of deploying their respective scientific, technical and operational capabilities, which agreements shall contain appropriate confidentiality, intellectual property and commercial terms to carry out the purposes of the collaboration;

(c) Pursuant to the provisions of the LLC Agreement, the Company shall operate as an independent entity separate and apart from the Members. As of the Effective Date, the Company shall take such actions as are consistent with the operation of an independent business, including maintaining a workforce as required by the operational needs of the Company, entering into and fully performing its own contracts and maintaining its own property, facilities and equipment.

(d) As of the Effective Date, the Project shall be managed by the Board and by officers of the Company as provided in the LLC Agreement.

(e) The Company shall conduct all of its activities in full compliance with this Agreement, applicable laws and all ethics and compliance policies adopted from time to time by the Board.

ARTICLE 3

RECORDS; WITHHOLDING

3.1 Records. Each of Mascoma and Longyear (as applicable, the “Payor”) shall, and shall cause its Affiliates to, keep full and accurate books and records setting forth, as applicable, its costs incurred in the development of the Project and the Site. No more than once per calendar year, the Payor shall permit the other Party (the “Payee”), at the Payee’s sole expense, by an internationally recognized independent accountant selected by the Payee (as to which the Payor has no reasonable objection), to examine such books and records upon at least thirty (30) days’

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

advance written notice during normal business hours and in a manner that does not materially interfere with the Payor’s business, but not later than three (3) years following the rendering of any such reports, accountings and payments. The foregoing right of review may be exercised only once with respect to each such periodic report and payment. Such independent accountant may be required by the Payor to enter into a reasonably acceptable confidentiality agreement, and in no event shall such independent accountant reveal to the Payee the details of its review except insofar as is necessary to verify the accuracy of reports and payments made or due hereunder. The results of any such audit shall be delivered in writing to each Party.

3.2 Withholding Taxes. Where any sum due to be paid to either Party is subject to any withholding or similar tax, the Parties and their Affiliates shall use their best efforts to do all such acts and things and to sign all such documents as will enable them to take advantage of any available withholding tax reduction including pursuant to any applicable double taxation agreement or treaty. In the event there is no applicable double taxation agreement or treaty, or if an applicable double taxation agreement or treaty reduces but does not eliminate such withholding or similar tax, the Party or Affiliate owing such payment shall pay such withholding or similar tax to the appropriate Government Authority, deduct the amount paid from the amount due the Party to which such payment is owed and secure and send to such Party the best available evidence of payment of any such withholding taxes.

ARTICLE 4

[RESERVED]

ARTICLE 5

DEVELOPMENT AND COMMERCIALIZATION

5.1 General. The Company shall recommend to Mascoma and Longyear the roles and responsibilities of the Parties for each of the various phases of the Project, including the Project Formation Phase, the Project Development Phase, the Project Financing Phase and the Project Construction Phase. Any such roles and responsibilities shall be subject to written agreements entered into by the relevant Parties and the recommendations of the Company with respect to such matters shall not in itself bind the Parties and therefore such recommendations are subject to the final agreements, if any, entered into by the parties thereto setting forth such roles and responsibilities.

5.2 Conduct of the Alliance. Each Party will use Commercially Reasonable Efforts to fulfill its development and other obligations with respect to the Project. For the purposes hereof, the term “Commercially Reasonable Efforts” shall mean, with respect to the efforts to be applied by a Party in performing a referenced obligation hereunder, the amount and quality of effort and resources that would be applied by a reasonable manager or management team at a corporation having comparable expertise and assets as such Party, to accomplish a task or to perform an obligation having comparable relative importance to the success or failure of a commercial enterprise that is comparable to the Project. For purposes of this definition, a commercial enterprise would be comparable to the Project if it poses similar anticipated technical and business risks or challenges and similar anticipated financial return to the Parties as measured at

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

the time of the expenditure of the effort. The obligation of a Party hereunder can be satisfied by an Affiliate thereof.

ARTICLE 6

INTELLECTUAL PROPERTY

6.1 Ownership of Inventions. Mascoma shall solely own all inventions conceived of and reduced to practice by any person or entity in the course of the Project (“Mascoma Inventions”). Each Party will, and will require all of its and its Affiliates’ employees, agents and contractors to (i) promptly disclose to Mascoma all Mascoma Inventions, and (ii) to assign to Mascoma all Mascoma Inventions and all related patent applications. Mascoma shall retain the ownership of, and the right to exploit, all Mascoma Intellectual Property for any and all purposes (whether related to the Project or the Site or otherwise).

6.2 Third Party Licenses. In the event that the Board determine that it is necessary or desirable for Mascoma to enter into a license with a Third Party (a “Third Party License”) to facilitate the development or operation of the Project and/or the Site, then if Mascoma agrees to enter into such Third Party License or otherwise provides technology to Frontier pursuant to a Third Party License, (i) Mascoma will be entitled to reimbursement from the Company for all payments due to such Third Party (the “Third Party License Fees”) for such Third Party License incurred in connection with the Project and (ii) to the extent Mascoma is not so reimbursed, Mascoma may set off and deduct such amount owed to Mascoma from any sums otherwise due from Mascoma to the Company under any agreement. In the event that in any one calendar year, Mascoma does not fully recover such Third Party License Fees, it shall be entitled to carry forward such right of off-set to future calendar years with respect to such excess amount.

ARTICLE 7

CONFIDENTIALITY

7.1 Definition of Confidential Information. For the purpose of this Agreement “Confidential Information” means all trade secrets or other proprietary information, including any proprietary data and materials (whether or not patentable or protectable as a trade secret), regarding a Party’s technology, products or business or regarding the Project or the Site, that is disclosed by a Party to the other Party pursuant to this Agreement, as well as the terms and conditions of this Agreement. Notwithstanding the foregoing, there shall be excluded from the foregoing definition of Confidential Information any of the foregoing that:

7.1.1 was known by the receiving Party prior to its date of disclosure to the receiving Party as shown by the receiving Party’s written records;

7.1.2 either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party by a Third Party not in violation of any obligation to the disclosing Party of which the receiving Party is aware after due inquiry;

7.1.3 either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public through no fault or omission on the part of the receiving Party; or

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

7.1.4 is independently developed by or for the receiving Party without reference to or reliance upon the Confidential Information as demonstrated by contemporaneous written records of the receiving Party.

For the purpose of this Section 7.1 “Party” shall include Affiliates of such Party.

7.2 Treatment of Confidential Information. Subject to the provisions this Article 7, during the Term and for a period of five (5) years thereafter, each of the Parties shall maintain Confidential Information of the other Party in confidence, and shall not disclose, divulge or otherwise communicate such Confidential Information to others (except as permitted pursuant to Section 7.3 or Section 7.4) or use it for any purpose other than permitted in this Agreement, and each Party agrees to exercise reasonable efforts to prevent and restrain the unauthorized disclosure of such Confidential Information by any of its directors, officers, employees, consultants, investors, financial advisors, subcontractors, licensees or agents, which reasonable efforts shall be at least as diligent as those generally used by such Party in protecting its own confidential and proprietary information.

7.3 Right to Disclose. To the extent it is reasonably necessary or appropriate to fulfill its obligations or exercise its rights under this Agreement or any rights which survive termination or expiration hereof, each of the Parties may consistent with its obligations under this Agreement disclose Confidential Information to its employees, agents, licensees, consultants, outside contractors, clinical investigators or other Third Parties on a need to know basis and on the condition that such Persons agree in writing:

7.3.1 to keep the Confidential Information confidential to the extent possible for the same time periods and to a comparable extent as the disclosing Party is required to keep the Confidential Information confidential; and

7.3.2 to use the Confidential Information only for such purposes as the disclosing Party is entitled to use the Confidential Information.

7.4 Required Disclosures. Each Party or its Affiliates may disclose such Confidential Information to Governmental Authorities to the extent that such disclosure (i) is reasonably necessary to obtain Regulatory Approvals, (ii) to the extent such disclosure is reasonably necessary to comply with the order of a court, or (iii) to the extent such disclosure is required to comply with applicable Law, including to the extent such disclosure is required in publicly filed financial statements or other public statements under rules governing a stock exchange (including the rules of the United States Securities and Exchange Commission, Nasdaq, NYSE, or any other stock exchange on which securities issued by either Party may be listed). To the extent practicable, the disclosing Party shall be given at least three (3) Business Days advance notice of any such legally required disclosure and the other Party shall provide any comments on the proposed disclosure during such period. To the extent that either Party determines that it or the other Party is required to file or register this Agreement or a notification thereof to comply with the requirements of an applicable stock exchange or Nasdaq regulation or any Governmental Authority, such Party shall promptly inform the other Party thereof. Prior to making any such filing, registration or notification, the Parties shall agree on the provisions of this Agreement for which the Parties shall seek confidential treatment, it being understood that if

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

one Party determines to seek confidential treatment for a provision for which the other Party does not, then the Parties will use reasonable efforts in connection with such filing to seek the confidential treatment of any such provision. The Parties shall cooperate, each at its own expense, in such filing, registration or notification, including without limitation such confidential treatment request, and shall execute all documents reasonably required in connection therewith. In furtherance of the foregoing, at the request of either Party, the Parties will agree as promptly as practicable after the Effective Date on any confidential treatment request that may need to be filed with the U.S. Securities and Exchange Commission or a comparable Governmental Authority from another country and the redacted form of this Agreement related thereto. In that connection, any redaction reasonably requested by either Party shall be included in such filing. The Parties will reasonably cooperate in responding promptly to any comments received from the U.S. Securities and Exchange Commission or a comparable Governmental Authority from another country with respect to such filing in an effort to achieve confidential treatment of such redacted form; provided that a Party shall be relieved of such obligation to seek confidential treatment for a provision requested by the other Party if such treatment is not achieved after the second round of responses to comments from the U.S. Securities and Exchange Commission or such comparable Governmental Authority.

7.5 Return of Confidential Information. Upon any termination of this Agreement, each Party shall promptly return to the other Party all written Confidential Information, and all copies thereof, of such other Party, except that each Party may retain one copy of such Confidential Information solely to discern its continuing obligations under this Article 7.

7.6 Announcements.

7.6.1 Coordination. The Parties agree on the importance of coordinating their public announcements respecting the Project and this Agreement and the subject matter hereof. Longyear and Mascoma will, from time to time, and at the request of the other Party discuss the general information content relating to the Project and this Agreement which may be publicly disclosed. The above-referenced releases may be Mascoma releases, Longyear releases or joint Mascoma/Longyear releases, and the Parties may agree to draft joint disclosures. The Parties shall endeavor to agree on all public announcements that are discussed; provided, however, in no event may Longyear or Company make a public announcement regarding the Project, Site or this Agreement without the prior approval of Mascoma, such approval not to be unreasonably withheld or conditioned. Notwithstanding the foregoing, a Party may make any disclosure where in a Party’s reasonable legal opinion it is required by applicable Law or applicable stock exchange regulation or order or other ruling of a competent court, provided that prior to such disclosure, the disclosing Party shall use reasonable efforts to notify the other Party prior to making such disclosure, and will provide the other Party with an opportunity to review and comment prior to release, provided the disclosing Party shall not be required to delay such disclosures by more than twenty-four (24) hours to receive and discuss such comments, so long as the disclosing Party has provided to the other Party as much advance notice as is reasonably practicable under the circumstances. Each Party agrees that it shall reasonably cooperate with the other with respect to all disclosures regarding this Agreement to the Securities Exchange Commission and any other Governmental Authority, including requests for confidential treatment of proprietary information of either Party included in any such disclosure.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES; CERTAIN COVENANTS

8.1 Mascoma Representations and Warranties. Mascoma represents and warrants to Longyear as of the Effective Date that:

8.1.1 Duly Organized. Mascoma (a) is a corporation duly organized, validly existing and in good standing under the Laws of Delaware; (b) is duly qualified as a corporation and in good standing under the Laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, where the failure to be so qualified would have a material adverse effect on its financial condition or its ability to perform its obligations hereunder; (c) has the requisite corporate power and authority and the legal right to conduct its business as now conducted; (d) has all necessary licenses, permits, consents, authorizations or approvals from or by, and has made all necessary notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership and operation; and (e) is in compliance with its organizational documents.

8.1.2 Authorization of this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all requisite action on the part of Mascoma and this Agreement constitutes a legal, valid and binding obligation of Mascoma enforceable against Mascoma in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar Laws affecting creditors’ rights generally.

8.1.3 No Conflict. The execution and delivery by Mascoma of this Agreement and the consummation by Mascoma of the transactions contemplated hereby and the compliance by Mascoma with the provisions hereof will not (a) violate any provision of Law or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets, (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default under, or result in the creation of any encumbrance upon any of its properties or assets under, any contract to which it is a party, or (c) violate its certificate of incorporation or by-laws or other organizational documents, that in the case of clause (a) or (b), would individually or in the aggregate, reasonably be expected to have or result in a material adverse effect, or prevent the consummation of the transactions contemplated hereby.

8.2 Longyear Representations and Warranties. Longyear represents and warrants to Mascoma as of the Effective Date that:

8.2.1 Duly Organized. Longyear (a) is a limited liability, company duly organized and validly existing under the Laws of Michigan; (b) is duly qualified as a limited liability company and in good standing under the Laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, where the failure to be so qualified would have a material adverse effect on its financial condition or its ability to perform its obligations hereunder; (c) has the requisite limited liability company power and authority and the legal right to conduct its business as now conducted and hereafter contemplated to be conducted; (d) has all necessary licenses, permits, consents, authorizations or approvals

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

from or by, and has made all necessary notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership and operation; and (e) is in compliance with its organizational documents.

8.2.2 Authorization of this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all requisite action on the part of Longyear and this Agreement constitutes a legal, valid and binding obligation of Longyear enforceable against Longyear in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar Laws affecting creditors’ rights generally.

8.2.3 No Conflict. The execution and delivery by Longyear of this Agreement and the consummation by Longyear of the transactions contemplated hereby and the compliance by Longyear with the provisions hereof will not (a) violate any provision of Law or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets, (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default under, or result in the creation of any encumbrance upon any of its properties or assets under, any contract to which it is a party, or (c) violate its certificate of incorporation or by-laws or other organizational documents, that in the case of clause (a) or (b), would individually or in the aggregate, reasonably be expected to have or result in a material adverse effect, or prevent the consummation of the transactions contemplated hereby.

8.3 Disclaimer of Warranties. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OTHER THAN THOSE EXPRESSLY PROVIDED HEREUNDER AND EACH PARTY HEREBY DISCLAIMS ALL SUCH OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PRODUCT.

8.4 Mutual Covenants. Each Party hereby covenants and agrees during the Term that:

8.4.1 Compliance with Industry Standards and Laws. Such Party shall carry out its obligations or activities hereunder in accordance with (i) the terms of this Agreement, (ii) accepted industry practices and (iii) all applicable Laws. Such Party shall maintain all necessary licenses, permits, consents, authorizations, approvals or registrations from or by, and shall make all necessary notices and filings to, all Governmental Authorities and all Regulatory Authorities, to the extent required in order to fulfill its obligations under this Agreement and the Ancillary Documents.

8.4.2 No Third Party Conflicts. Neither Party shall enter into any agreement with a Third Party which, in any way, will materially limit such Party’s ability to perform all of the obligations undertaken by it hereunder.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

ARTICLE 9

INDEMNIFICATION

9.1 By Longyear. Longyear shall defend, indemnify and hold harmless Mascoma and its Affiliates and each of their officers, directors, shareholders, employees, successors and assigns from and against all claims, charges, complaints, actions, suits, proceedings, hearings, investigations and demands (“Claims”) of Third Parties, and all associated Losses, to the extent arising out of (a) any breach by Longyear of any representation, warranty, covenant or obligation given in this Agreement, (c) the negligence, willful misconduct or willful omissions of Longyear or any of its Affiliates (other than Frontier) in the performance of its obligations hereunder or under any of the Ancillary Documents, (d) any Claim that that the Longyear Business or its participation in the Project infringes the intellectual property rights of such Third Party; provided, however, that in all cases referred to in this Section 9.1, Longyear shall not be liable to indemnify Mascoma for any Losses of Mascoma to the extent that such Losses of Mascoma were caused by the gross negligence or willful misconduct or wrongdoing of Mascoma or any of its Affiliates.

9.2 By Mascoma. Mascoma shall defend, indemnify and hold harmless Longyear and its Affiliates (other than Frontier) and each of their officers, directors, shareholders, employees, successors and assigns from and against all Claims of Third Parties and all associated Losses, to the extent arising out of (a) any breach by Mascoma of any representation or warranty, covenant, or obligation given in this Agreement or (b) the negligence, willful misconduct or willful omissions of Mascoma or any of its Affiliates (other than Frontier) in the performance of its obligations hereunder or under any of the Ancillary Documents; provided, however, that in all cases referred to in this Section 9.2, Mascoma shall not be liable to indemnify Longyear for any Losses of Longyear to the extent that such Losses of Longyear were caused by the gross negligence or willful misconduct or wrongdoing of Longyear or any of its Affiliates.

9.3 Procedure for Indemnification.

9.3.1 Notice. Each Party will notify promptly the other if it becomes aware of a Claim (actual or potential) by any Third Party (a “Third Party Claim”) for which indemnification may be sought by that Party and will give such information with respect thereto as the other Party shall reasonably request. If any proceeding (including any governmental investigation) is instituted involving any Party for which such Party may seek an indemnity under Section 9.1 or Section 9.2 (the “Indemnified Party”), the Indemnified Party shall not make any admission or statement concerning such Third Party Claim, but shall promptly notify the other Party (the “Indemnifying Party”) orally and in writing and the Indemnifying Party and Indemnified Party shall meet to discuss how to respond to any Third Party Claims that are the subject matter of such proceeding. The Indemnifying Party shall not be obligated to indemnify the Indemnified Party to the extent any admission or statement made by the Indemnified Party or any failure by such Party to notify the Indemnifying Party of the Claim materially prejudices the defense of such Claim.

9.3.2 Defense of Claim. If the Indemnifying Party elects to defend or, if local procedural rules or laws do not permit the same, elects to control the defense of a Third Party Claim, it shall be entitled to do so provided it gives notice to the Indemnified Party of its

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

intention to do so within forty-five (45) days after the receipt of the written notice from the Indemnified Party of the potentially indemnifiable Third Party Claim (the “Litigation Condition”); provided that the Indemnifying Party expressly agrees the Indemnifying Party shall be responsible for satisfying and discharging any award made to the Third Party as a result of such proceedings or settlement amount agreed with the Third Party in respect of the Third Party Claim without prejudice to any provision in this Agreement or right at law which will allow the Indemnifying Party subsequently to recover any amount from the Indemnified Party to the extent the liability under such settlement or award was attributable to the Indemnified Party. Subject to compliance with the Litigation Condition, the Indemnifying Party shall retain counsel reasonably acceptable to the Indemnified Party (such acceptance not to be unreasonably withheld, refused, conditioned or delayed) to represent the Indemnified Party and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party. The Indemnified Party shall not settle any Claim for which it is seeking indemnification without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld, refused, conditioned or delayed. The Indemnified Party shall, if requested by the Indemnifying Party, cooperate in all reasonable respects in the defense of such Claim that is being managed and/or controlled by the Indemnifying Party. The Indemnifying Party shall not, without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld, refused, conditioned or delayed), effect any settlement of any pending or threatened proceeding in which the Indemnified Party is, or based on the same set of facts could have been, a party and indemnity could have been sought hereunder by the Indemnified Party, unless such settlement includes an unconditional release of the Indemnified Party from all liability on Claims that are the subject matter of such proceeding. If the Litigation Condition is not met, then neither Party shall have the right to control the defense of such Third Party Claim and the Parties shall cooperate in and be consulted on the material aspects of such defense at the each Party’s own expense; provided that if the Indemnifying Party does not satisfy the Litigation Condition, the Indemnifying Party may at any subsequent time during the pendency of the relevant Third Party Claim irrevocably elect, if permitted by local procedural rules or laws, to defend and/or to control the defense of the relevant Third Party Claim so long as the Indemnifying Party also agrees to pay the reasonable fees and costs incurred by the Indemnified Party in relation to the defense of such Third Party Claim from the inception of the Third Party Claim until the date the Indemnifying Party assumes the defense or control thereof.

9.4 Assumption of Defense. Notwithstanding anything to the contrary contained herein, an Indemnified Party shall be entitled to assume the defense of any Third Party Claim with respect to the Indemnified Party, upon written notice to the Indemnifying Party pursuant to this Section 9.4, in which case the Indemnifying Party shall be relieved of liability under Section 9.1 or 9.2, as applicable, solely for such Third Party Claim and related Losses.

9.5 No Consequential or Punitive Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, PUNITIVE OR MULTIPLE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, OR FOR LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 9.5 IS INTENDED TO LIMIT OR

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY PURSUANT TO SECTION 9.1 AND SECTION 9.2 WITH RESPECT TO THIRD PARTY CLAIMS.

9.6 Insurance. Each Party shall maintain commercial general liability insurance coverages in such amounts as are reasonable and customary in its industry for companies of comparable size and activities and in any event the limits and coverage of such insurance shall be not less than those set forth on the attached Schedule 9.6. Each of Mascoma and Longyear, prior to execution of this Collaboration Agreement has furnished certificates of insurance for such coverages now in force to the other Parties, and all Parties agree that such coverages satisfy the requirements of this Section 9.6. The Parties may agree that other coverages shall be obtained by the Parties. Each of Mascoma and Longyear shall maintain the coverages required by this Section 9.6 in effect for so long as it is a Party to this Agreement and has obligations hereunder. Upon request by the other Party, a Party shall furnish certificates of insurance for all of the above noted policies. Each insurance policy that is required under this Section shall be obtained from an insurance carrier with an A.M. Best rating of at least A-VII. Either Party may fulfill its insurance obligations hereunder pursuant to self-insurance effected by it (and not any Affiliate), if and for so long as that Party is investment grade (i.e. “A” grade or better) as determined by S&P or Moody’s (or any foreign equivalent thereof).

ARTICLE 10

TERM AND TERMINATION

10.1 Term. Unless terminated sooner pursuant to this Article 10, this Agreement shall become effective as of the Effective Date and shall continue in full force and effect until the dissolution or winding up of the Company or such earlier date on which either Mascoma or Longyear no longer is a Member of the Company (the “Term”).

10.2 Material Default. Subject to the provisions of Article 11, Longyear shall have the right, by written notice to Mascoma and subject to the applicable cure period, if any, to terminate this Agreement upon a Material Default by Mascoma. Mascoma shall have the right, by written notice to Longyear and subject to the applicable cure period, if any, to terminate this Agreement upon a Material Default by Longyear. For the purposes of this Section 10.2, a “Material Default” means:

10.2.1 any default by a Party hereto of its representations, warranties, covenants, agreements or other performance obligations under this Agreement and (other than a payment obligation) that, when aggregated with any other such uncured defaults by such Party, is (a) material to this Agreement taken as a whole, and (b) shall have continued for sixty (60) days after written notice thereof was provided to the alleged defaulting Party by the non-defaulting Party (or, if such default cannot be cured within such sixty (60) day period, if the alleged defaulting Party does not promptly commence and diligently continue all reasonable actions to cure such defaults during such sixty (60) day period or does not cure in full such default within ninety (90) days after written notice thereof was provided to the alleged defaulting Party); or

10.2.2 any default by any Party of its payment obligations under any Ancillary Document that shall have continued for thirty (30) days after written notice thereof was provided

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

to the alleged defaulting Party by the non-defaulting Party; provided that, in the event of a good faith payment dispute, such thirty (30) day cure period shall be extended through the fifteenth day following the date on which such dispute is resolved if the alleged defaulting Party paid all undisputed amounts when due and provided the non-defaulting Party with a reasonably detailed written explanation of the alleged defaulting Party’s basis for disputing the payment obligation within the thirty (30) day period following the written notice of the default by the non-defaulting Party.

10.3 Bankruptcy. Each Party may, in addition to any other remedies available to it by Law or in equity, exercise the rights set forth below by written notice to the other Party (the “Insolvent Party”), in the event the Insolvent Party shall have become insolvent or bankrupt, or shall have made a general assignment for the benefit of its creditors, or there shall have been appointed a trustee or receiver of the Insolvent Party or for all or a substantial part of its property, or any case or proceeding shall have been commenced or other action taken by or against the Insolvent Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar Law of any jurisdiction now or hereafter in effect, and any such event shall have continued for sixty (60) days un-dismissed, un-bonded and un-discharged.

10.4 Effects of Termination.

10.4.1 Without limiting any other legal or equitable remedies that Longyear or Mascoma may have and in lieu of terminating this Agreement pursuant to Section 10.2, such Party may elect to remedy any such Material Default of the other Party on its own and deduct any amounts incurred by such Party in remedying such Material Default of the other Party from any sums that such Party may then owe or in the future owe to the other Party or Frontier pursuant to the terms of this Agreement or any Ancillary Document.

10.4.2 Upon termination of this Agreement by a Party, each Party shall as promptly as commercially practicable transfer to the other Party or their designee all records and materials in their possession or control containing Confidential Information of the disclosing Party. Each Party shall execute all documents and take all such further actions as may be reasonably requested in order to give effect to this Section 10.4.2.

10.5 Survival of Rights and Obligations upon Termination or Expiration. Upon expiration or termination of this Agreement, the rights and obligations of the Parties hereunder shall cease, except as otherwise set forth in this Article 10 and as follows:

10.5.1 The obligations set forth in Article 7 (Confidentiality) and Article 12.19 (Non-Competition) shall survive for the period provided therein;

10.5.2 The obligations set forth in Article 6 (Intellectual Property) (with respect to ownership), Article 9 (Indemnification), Article 10 (Term and Termination) and Article 11 (Dispute Resolution) shall survive without limitation; and

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

10.5.3 The Parties shall not be relieved of any obligations accruing prior to such applicable expiration or termination under this Agreement (including all payment obligations which relate to all periods on or prior to such expiration or termination).

ARTICLE 11

DISPUTE RESOLUTION

11.1 Continuance of Rights and Obligations During Pendency of Dispute Resolution. If there are any disputes, controversies or claims arriving out of or in connection with this Agreement ((including, without limitation, Disputes relating to (i) the validity, inducement or breach of or the interpretation of any provision of this Agreement, or (ii) the interpretation or application of law (a “Dispute”), all rights and obligations of the Parties shall continue until such time as any Dispute has been resolved in accordance with the provisions of this Article 11.

11.2 Referral of Unresolved Matters. In the event of a Dispute, individuals designated by each of Mascoma and Longyear (the “Party Representatives”) shall enter into negotiations in good faith to settle such Dispute. In the event that the Party Representatives are unable to resolve a Dispute within thirty (30) days from the date such dispute is first brought to their attention, the matter shall be referred to the chief executive officer of each Party to be resolved by negotiation in good faith as soon as is practicable but in no event later than thirty (30) days after referral. Such resolution, if any, of a referred issue by the senior executives shall be final and binding on the Parties.

11.3 Non-Binding Mediation. If the matter has not been resolved by the senior executives within thirty (30) days of referral in accordance with Section 11.2, or if the senior executives fail to meet within such thirty (30) days, either Party may initiate a non-binding mediation procedure. The non-binding mediation shall be administered by the American Arbitration Association (“AAA”) in accordance with its commercial mediation rules. Unless otherwise mutually agreed upon by the Parties, the mediation proceedings shall be conducted at the location chosen by the Party not originally requesting the resolution of the Dispute. The Parties agree that they shall share equally the cost of the mediation, including filing and hearing fees, and the cost of the mediator(s). Each Party shall have the right, at its own expense, to be represented by counsel in such a proceeding.

11.4 Arbitration. Any Dispute which the Parties have not resolved under Section 11.2 or Section 11.3, shall be decided by arbitration in accordance with the International Rules of the AAA for Commercial Arbitration in effect at the time the Dispute arises, unless the Parties hereto mutually agree otherwise. To the extent such rules are inconsistent with this provision, this provision will control.

11.4.1 Any demand for arbitration must be made in writing to the other Party.

11.4.2 There will be one arbitrator mutually selected by the Parties. If the Parties cannot agree on an arbitrator within thirty (30) days, then the AAA shall appoint the arbitrator in accordance with its International Rules of the AAA for Commercial Arbitration. Any arbitration

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

involving patent rights, other intellectual property rights or intellectual property shall be heard by an arbitrator who is an expert in such areas.

11.4.3 The arbitration shall be held in Wilmington, Delaware, United States, or such other place as the Parties agree. The arbitrator shall apply the substantive law of the State of Delaware in accordance with Section 12.1, without regard to conflicts of laws and except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1 et. seq.

11.4.4 Neither Party shall have the right independently to seek recourse from a court of law or other authorities in lieu of arbitration, but each Party has the right before or during the arbitration to seek and obtain from the appropriate court provisional remedies to avoid irreparable harm, maintain the status quo or preserve the subject matter of the arbitration. There shall be a stenographic record of the proceedings. The decision of the arbitrator shall be final and binding upon both Parties. The arbitrator shall render a written opinion setting forth findings of fact and conclusions of law.

11.4.5 The expenses of the arbitration shall be borne by the Parties in proportion as to which each Party prevails or is defeated in arbitration. Each Party shall bear the expenses of its counsel and other experts.

11.5 Equitable Relief. Notwithstanding anything to the contrary, each of the Parties hereby acknowledges that a breach of their respective obligations under this Agreement may cause irreparable harm and that the remedy or remedies at law for any such breach may be inadequate. Each of the Parties hereby agrees that, in the event of any such breach, in addition to all other available remedies hereunder, the non-breaching Party shall have the right to seek equitable relief to enforce the provisions of this Agreement.

ARTICLE 12

MISCELLANEOUS; NON-COMPETITION

12.1 Governing Law and Jurisdiction. The validity, construction and performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Delaware excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

12.2 Force Majeure. Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term, other than an obligation to make payments hereunder, when such failure or delay is caused by or results from fire, floods, embargoes, government regulations, prohibitions or interventions, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, acts of God or any other cause beyond the reasonable control of the affected Party to anticipate, prevent, avoid or mitigate (a “Force Majeure Event”); provided, however, that any failure or delay in fulfilling a term shall not be considered a result of a Force Majeure Event if it arises from a failure of Mascoma or Longyear to comply with applicable Laws.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

12.3 Further Assurances. Each Party hereto agrees to perform such acts, execute such further instruments, documents or certificates, and to provide such cooperation in proceedings and actions as may be reasonably requested by the other Party in order to carry out the intent and purpose of this Agreement, including the registration or recordation of the rights granted hereunder.

12.4 Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered in person by a internationally recognized overnight courier, or by facsimile (and promptly confirmed an overnight courier), to the addresses given below or such other addresses as may be designated in writing by the Parties from time to time during the Term. Any notice sent by internationally recognized overnight courier as aforesaid shall be deemed to have been given three (3) days after being sent.

In the case of Longyear:

J.M. Longyear, L.L.C.

Longyear Building

210 North Front Street, 1st Floor

Marquette, MI 49855

Attention: Stephen J. Hicks

Fax: (906)228-9499

With a copy to:

Gray, Plant, Mooty, Mooty & Bennett, P.A.

500 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

Attention: William D. Klein, Esq.

Facsimile: (612) 632-3232

Telephone: (612) 632-4232

In the case of Mascoma:

Mascoma Corporation

1380 Soldiers Field Road

Boston, MA 02135

Attention: Bruce Jamerson

Facsimile: (617) 868-0408

With a copy to:

Legal Department [at the same address]

12.5 Assignment. This Agreement may not be assigned or otherwise transferred by either Party, without the written consent of the other Party such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that Mascoma may, without such consent, assign this Agreement, in whole or in part, (i) to any of its Affiliates (provided the assigning

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Party continues at all times to remain liable for all obligations of such Party under this Agreement without regard to such assignment) and (ii) whether by contract or operation of law, to a Third Party successor or purchaser of all or substantially all of its business or assets to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

12.6 Affiliate Performance. Any obligation of any Party under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, either by such Party directly or by any Affiliate of such Party that such Party causes to satisfy, meet or fulfill such obligation, in whole or in part.

12.7 Amendment. The Parties hereto may amend, modify or alter any of the provisions of this Agreement, but only by a written instrument duly executed by the Parties hereto.

12.8 Entire Agreement. This Agreement, along with all schedules and exhibits attached hereto, contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral. Each Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set out in this Agreement.

12.9 No Benefits To Third Parties. The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights in any other Persons.

12.10 United States Dollars. All dollar ($) amounts specified in this Agreement are United States dollar amounts.

12.11 Waiver. The failure of a Party to enforce at any time for any period any of the provisions hereof shall not be construed as a waiver of such provisions or of the rights of such Party thereafter to enforce each such provision.

12.12 No Implied Licenses. Except as expressly and specifically provided under this Agreement, the Parties agree that neither Party is granted any implied rights to or under any of the other Party’s current or future patents, trade secrets, copyrights, moral rights, trade or service marks, trade dress, or any other intellectual property rights.

12.13 Relationship of the Parties. The Parties agree that their relationship established by this Agreement is that of independent contractors. Furthermore, the Parties agree that this Agreement does not, is not intended to, and shall not be construed to, establish a partnership or joint venture, and nor shall this Agreement create or establish an employment, agency or any other relationship. Except as may be specifically provided herein, neither Party shall have any right, power or authority, nor shall they represent themselves as having any authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party, or otherwise act as an agent for the other Party for any purpose.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

12.14 Severability. If any provision of this Agreement is held unenforceable by a court or tribunal of competent jurisdiction in a final unappealable order because it is invalid or conflicts with any Law of any relevant jurisdiction, then such provision shall be inoperative in such jurisdiction and the remainder of this Agreement shall remain binding upon the Parties hereto.

12.15 Interpretation.

12.15.1 General. Unless the context of this Agreement otherwise requires, (a) words of one gender include the other gender; and (b) words using the singular or plural number also include the plural or singular number, respectively. Whenever this Agreement refers to a number of days, unless otherwise specified, such number shall refer to calendar days.

12.15.2 Other Definitional and Agreement References. References to any agreement, contract, statute, act or regulation are to that agreement, contract, statute, act, or regulation as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

12.15.3 Capitalization. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement.

12.15.4 Date References. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

12.15.5 Schedules and Exhibits. All Schedules and Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

12.15.6 Person References. References to any Person include the successors and permitted assigns of that Person.

12.15.7 References to Parts of this Agreement. References to Articles, Sections, Schedules, and Exhibits are to Articles, Sections, Schedules, and Exhibits of this Agreement unless otherwise specified.

12.15.8 Other Definitional and Interpretative Provisions. The words “hereof, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.

12.16 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

12.17 Expenses. Except as otherwise expressly provided in this Agreement, each Party shall pay the fees and expenses of its respective lawyers and other experts and all other expenses and costs incurred by such Party incidental to the negotiation, preparation, execution and delivery of this Agreement.

12.18 Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same document.

12.19 Non-Competition.

12.19.1 For so long as Longyear (which for purposes of this Section 12.19 includes any Affiliate of Longyear) is a Member of the Company and for a period of five years thereafter (the “Noncompetition Period”), Longyear will not, without Mascoma’s prior written consent, which consent may be provided or withheld at the sole discretion of Mascoma, directly or indirectly, engage or invest in, own, manage, operate, finance, control or participate in the ownership, management, operation, financing or control of, be employed by, associated with or in any manner connected with, or render services or advice or other aid to, or guarantee any obligation of, any Person engaged in or planning to become engaged in, any industry or business whose products or activities compete or could reasonably be expected to compete in whole or in any material part with the Project or otherwise be involved in the research, development, or commercialization of technology involving, and products produced by, the conversion of cellulosic biomass into fuel and/or other chemical products or compounds. This restriction applies anywhere in the world. The foregoing will not preclude Longyear from purchasing or otherwise acquiring up to (but not more than) three percent (3%) of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934.

12.19.2 Notwithstanding anything in this Agreement to the contrary, Longyear will be free to sell or broker timber to third parties; provided, however, that for so long as Longyear is a Member of the Company and for a period of three years thereafter, Longyear shall not be permitted to sell or broker Frontier Biomass to any third party within a 100-mile radius of the location of the Project For purposes of this Section 12.19.2, “Frontier Biomass” means, as of any date of determination, timber products and species and other biomass then used by the Company in the commercial operation of the Project for production of fuel or other compounds from biomass.

12.19.3 Longyear agrees that Section 12.19 of this Agreement is reasonable with respect to its duration, geographical area and scope. In the event of a breach by Longyear of any covenant set forth in Section 12.19, in addition to any remedies Mascoma may have, the term of such covenant will be extended by the period of the duration of such breach.

[Signature Page Follows]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN WITNESS WHEREOF, Mascoma, Longyear and Frontier have caused this Agreement to be duly executed by their authorized representatives under seal, in duplicate on the Effective Date.

MASCOMA CORPORATION		J.M. LONGYEAR, L.L.C.

By:	/s/ Bruce Jamerson	By:	/s/ Stephen J. Hicks
Name:	Bruce Jamerson	Name:	Stephen J. Hicks
Its:	CEO	Its:	CEO

FRONTIER RENEWABLE RESOURCES, LLC

By:	/s/ Stephen J. Hicks
Name:	Stephen J. Hicks
Its:	COO

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SCHEDULE 1.13

PROJECT CONSTRUCTION PHASE

Projected Start: [***]

Projected Completion: [***]

This phase of the Project would entail the following general activities:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SCHEDULE 1.14

PROJECT DEVELOPMENT PHASE

Projected Start: [***]

Projected Completion: [***]

This phase of the Project will entail the following general activities:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SCHEDULE 1.15

PROJECT FINANCING PHASE

Projected Start: [***]

Projected Completion: [***]

This phase of the Project would entail the following general activities:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SCHEDULE 1.16

PROJECT FORMATION PHASE

Projected Start: [***]

Projected Completion: [***]

This phase of the Project will entail the following general activities:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SCHEDULE 1.20

TRANSACTION DOCUMENTS

Such agreements and instruments as the Company, its Members and their Affiliates subsequently determine and agree are necessary to enable the deployment of their respective scientific, technical and operational capabilities. Such agreements and instruments shall contain appropriate confidentiality, intellectual property and commercial terms to carry out the purposes of the collaboration and shall be in form and substance acceptable to each of the parties thereto. Each time such an agreement or instrument is entered into, the parties to this Agreement shall amend this Schedule 1.20 to reflect the entering into of such agreement or instrument.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SCHEDULE 9.6

INSURANCE

LIABILITY COVERAGE:

Each Occurrence	$1,000,000
General Aggregate	$2,000,000